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                                                                  Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT



Management of PFS
(A Division of PepsiCo Held for Sale):

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                             KPMG LLP


Dallas, Texas
April 29, 1999





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